FOR IMMEDIATE RELEASE	Exhibit 99.1
Media Contact:
Steve Zivanic
QLogic Corporation
408.667.8039
steve.zivanic@qlogic.com
Investor Contact:
Simon Biddiscombe
QLogic Corporation
949.389.7533
simon.biddiscombe@qlogic.com
QLOGIC REPORTS SECOND QUARTER
RESULTS FOR FISCAL YEAR 2010
ALISO VIEJO, Calif., October 21, 2009—QLogic Corp. (Nasdaq:QLGC), a leading supplier of high performance network infrastructure solutions, today announced its second quarter financial results for the period ended September 27, 2009.
Second Quarter Highlights
•	Net revenue: $131.5 million.

•	Net income: $16.2 million GAAP, $25.1 million non-GAAP.

•	Net income per diluted share: $0.14 GAAP, $0.21 non-GAAP.

•	Cash generated from operations: $31.6 million.

•	Cash and investment securities: $340.4 million as of September 27, 2009.
Financial Results
Net revenue for the second quarter of fiscal 2010 was $131.5 million compared to $171.2 million in the same quarter last year. Revenue from Host Products was $94.0 million during the second quarter of fiscal 2010 compared to $119.7 million in the same quarter last year. Revenue from Network Products was $24.5 million during the second quarter of fiscal 2010 compared to $29.8 million in the same quarter last year. Revenue from Silicon Products was $9.6 million during the second quarter of fiscal 2010 compared to $15.7 million in the same quarter last year.
Net income on a GAAP basis for the second quarter of fiscal 2010 was $16.2 million, or $0.14 per diluted share, compared to $27.2 million, or $0.20 per diluted share, for the second quarter of fiscal 2009. Net income on a non-GAAP basis for the second quarter of fiscal 2010 was $25.1 million, or $0.21 per diluted share, compared to $45.2 million, or $0.34 per diluted share, for the second quarter of fiscal 2009.

“We are pleased with our strong financial performance during the second quarter, which was driven by a 7% sequential increase in revenue over our prior fiscal quarter. Our revenue performance, combined with effective operating expense management, yielded results that exceeded our guidance,” said H. K. Desai, chief executive officer, QLogic. “We are cautiously optimistic given the signs of stability and early indicators of recovery we are experiencing in our business. We are encouraged by the improvements we experienced in order trends and shipments during the second quarter and believe we are well positioned to experience continued improvement in financial results.”
QLogic uses certain non-GAAP financial measures to supplement financial statements based on GAAP. A summary of these non-GAAP financial measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures is presented in the accompanying financial schedules.
QLogic’s fiscal 2010 second quarter conference call is scheduled for today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). H.K. Desai, chief executive officer, and Simon Biddiscombe, senior vice president and chief financial officer, will host the conference call. The call is being webcast live via the Internet at http://ir.qlogic.com and www.earnings.com. Phone access to participate in the conference call is available at (719) 325-4751, pass code: 9843815.
The financial information that the company intends to discuss during the conference call will be available on the company’s website at http://ir.qlogic.com for twelve months following the conference call. A replay of the conference call will be available via webcast at http://ir.qlogic.com for twelve months.

About QLogic
QLogic (Nasdaq: QLGC) is a global leader and technology innovator in high performance networking, including adapters, switches and ASICs. Leading OEMs and channel partners worldwide rely on QLogic products for their data, storage and server networking solutions. QLogic is a NASDAQ Global Select company and is included in the S&P 500. For more information, visit www.qlogic.com.
Disclaimer — Forward-Looking Statements
This press release contains statements relating to future results of the company (including certain beliefs and projections regarding business trends, signs of stability and indicators of recovery, improvement in order trends and shipments, and position to experience continued improvement in financial results) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The company advises readers that these potential risks and uncertainties include, but are not limited to: declines in information technology spending levels; potential fluctuations in operating results; gross margins that may vary over time; the stock price of the company may be volatile; the company’s dependence on the networking markets served; potential adverse effects of server virtualization technology on the company’s business; potential adverse effects of increased market acceptance of blade servers; the ability to maintain and gain market or industry acceptance of the company’s products; the company’s dependence on a small number of customers; seasonal fluctuations and uneven sales patterns in orders from customers; the company’s ability to compete effectively with other companies; declining average unit sales prices of comparable products; a reduction in sales efforts by current distributors; the company’s dependence on sole source and limited source suppliers; the company’s dependence on relationships with certain third-party subcontractors and contract manufacturers; declines in the market value of the company’s investment securities; the complexity of the company’s products; sales fluctuations arising from customer transitions to new products; changes in the company’s tax provisions or adverse outcomes resulting from examination of its income tax returns; environmental compliance costs; international economic, regulatory, political and other risks; uncertain benefits from strategic business combinations; the ability to attract and retain key personnel; difficulties in transitioning to smaller geometry process technologies; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; reliance on third party technology; the use of “open source” software in the company’s products; changes in regulations or standards regarding energy use of the company’s products; computer viruses and other tampering with the company’s computer systems; and facilities of the company and its suppliers and customers are located in areas subject to natural disasters.
More detailed information on these and additional factors which could affect the company’s operating and financial results are described in the company’s Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission. The company urges all interested parties to read these reports to gain a better understanding of the business and other risks that the company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.
QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(unaudited — in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	September 27,	September 28,	September 27,	September 28,
	2009	2008	2009	2008

Net revenues	$131,457	$171,197	$254,232	$339,624
Cost of revenues	47,769	55,014	92,238	110,772

Gross profit	83,688	116,183	161,994	228,852

Operating expenses:
Engineering and development	34,238	33,081	68,316	67,448
Sales and marketing	19,991	24,032	39,456	46,977
General and administrative	7,829	9,144	16,143	16,720
Special charges	848	—	848	—

Total operating expenses	62,906	66,257	124,763	131,145

Operating income	20,782	49,926	37,231	97,707

Interest and other income (expense), net	2,336	(2,015)	5,260	(476)

Income before income taxes	23,118	47,911	42,491	97,231

Income taxes	6,955	20,756	11,365	38,429

Net income	$16,163	$27,155	$31,126	$58,802

Net income per share:
Basic	$0.14	$0.21	$0.26	$0.45
Diluted	$0.14	$0.20	$0.26	$0.44

Number of shares used in per share calculations:
Basic	117,248	131,421	118,054	131,985
Diluted	117,941	132,810	118,708	133,149

QLOGIC CORPORATION
RECONCILIATION OF GAAP NET INCOME TO
NON-GAAP NET INCOME
(unaudited — in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	September 27,	September 28,	September 27,	September 28,
	2009	2008	2009	2008

GAAP net income	$16,163	$27,155	$31,126	$58,802
Items excluded from GAAP net income:
Stock-based compensation	9,006	7,334	18,566	15,139
Amortization of purchased intangible assets	2,616	6,214	4,826	9,606
Acquisition-related stock-based compensation	58	225	117	495
Special charges	848	—	848	—
Gain on sales of previously impaired investment securities	—	—	(605)	—
Impairment of investment securities	—	5,045	—	7,743
Income taxes	(3,571)	(773)	(5,863)	(4,616)

Total non-GAAP adjustments	8,957	18,045	17,889	28,367

Non-GAAP net income	$25,120	$45,200	$49,015	$87,169

Net income per diluted share:
GAAP net income	$0.14	$0.20	$0.26	$0.44
Adjustments	0.07	0.14	0.15	0.21

Non-GAAP net income	$0.21	$0.34	$0.41	$0.65

Non-GAAP Financial Measures
The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude the items summarized in the above table. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the company’s on-going core operating performance.
The company has presented non-GAAP net income and non-GAAP net income per diluted share, on a basis consistent with its historical presentation, to assist investors in understanding the company’s core net income and core net income per diluted share on an on-going basis. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core net profitability with historical periods and comparisons of the company’s core net profitability with the corresponding results for competitors. Management believes that non-GAAP net income and non-GAAP net income per diluted share are important measures in the evaluation of the company’s profitability. These non-GAAP financial measures exclude the adjustments described in the above table, and thus provide an overall measure of the company’s on-going net profitability and related profitability on a per diluted share basis.
Management uses non-GAAP net income and non-GAAP net income per diluted share in its evaluation of the company’s core after-tax results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process. In addition, the company prepares and maintains its budgets and forecasts for future periods on a basis consistent with these non-GAAP financial measures. Management believes that providing these non-GAAP financial measures allows investors to view the company’s financial results in the way that management views the financial results.
The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the company may be different from the non-GAAP financial measures used by other companies.
For additional information on the items excluded from the non-GAAP financial measures and why the company believes that these non-GAAP financial measures provide useful supplemental information to investors, the company refers you to the Form 8-K regarding this release filed today with the Securities and Exchange Commission.
A summary of the non-GAAP adjustments presented in the table above by the financial statement line impacted is as follows:

	Three Months Ended		Six Months Ended
	September 27,	September 28,	September 27,	September 28,
(unaudited — in thousands)	2009	2008	2009	2008
Non-GAAP Adjustments:
Cost of revenues:
Stock-based compensation	$655	$529	$1,389	$1,008
Amortization of purchased intangible assets	1,807	5,375	3,209	7,927

Total cost of revenue adjustments	2,462	5,904	4,598	8,935

Operating expenses:
Engineering and development:
Stock-based compensation	4,530	3,677	9,497	7,852
Amortization of purchased intangible assets	—	31	—	62
Acquisition-related stock-based compensation	58	220	117	484
Sales and marketing:
Stock-based compensation	1,957	1,450	3,601	3,015
Amortization of purchased intangible assets	809	808	1,617	1,617
Acquisition-related stock-based compensation	—	5	—	11
General and administrative:
Stock-based compensation	1,864	1,678	4,079	3,264
Special charges	848	—	848	—

Total operating expense adjustments	10,066	7,869	19,759	16,305

Interest and other income:
Gain on sales of previously impaired investment securities	—	—	(605)	—
Impairment of investment securities	—	5,045	—	7,743

Total interest and other income adjustments	—	5,045	(605)	7,743

Total non-GAAP adjustments before income taxes	12,528	18,818	23,752	32,983
Income taxes	(3,571)	(773)	(5,863)	(4,616)

Total non-GAAP adjustments	$8,957	$18,045	$17,889	$28,367

QLOGIC CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited — in thousands)

	September 27, 2009	March 29, 2009
ASSETS

Current assets:
Cash and cash equivalents	$153,340	$203,722
Short-term investment securities	187,021	139,561
Accounts receivable, net	75,227	68,519
Inventories	23,274	40,293
Deferred tax assets	18,935	19,002
Other current assets	15,518	10,854

Total current assets	473,315	481,951

Long-term investment securities	—	34,986
Property and equipment, net	88,828	92,547
Goodwill	119,748	118,859
Purchased intangible assets, net	20,499	19,117
Deferred tax assets	33,407	28,785
Other assets	3,980	4,045

	$739,777	$780,290

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$31,460	$36,874
Accrued compensation	19,565	28,702
Accrued taxes	3,677	13,499
Deferred revenue	8,582	7,470
Other current liabilities	7,524	6,728

Total current liabilities	70,808	93,273

Accrued taxes	41,476	47,116
Deferred revenue	8,513	8,559
Other liabilities	5,173	4,797

Total liabilities	125,970	153,745

Stockholders’ equity:
Common stock	203	202
Additional paid-in capital	736,604	712,064
Retained earnings	1,224,853	1,193,727
Accumulated other comprehensive income	1,147	634
Treasury stock	(1,349,000)	(1,280,082)

Total stockholders’ equity	613,807	626,545

	$739,777	$780,290

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited — in thousands)

	Six Months Ended
	September 27,	September 28,
	2009	2008

Cash flows from operating activities:
Net income	$31,126	$58,802
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	15,963	16,456
Stock-based compensation	18,566	15,139
Acquisition-related:
Amortization of purchased intangible assets	4,826	9,606
Stock-based compensation	117	495
Deferred income taxes	3,398	8,276
Net gain on sales of investment securities	(2,082)	(392)
Impairment of investment securities	—	7,743
Provision for losses on accounts receivable	54	56
Loss on disposal of property and equipment	54	175
Changes in operating assets and liabilities, net of acquisition:
Accounts receivable	(6,046)	3,660
Inventories	18,049	(5,767)
Other assets	(792)	(2,251)
Accounts payable	(5,351)	(13)
Accrued compensation	(8,997)	(4,590)
Accrued taxes	(20,608)	5,207
Deferred revenue	1,066	1,338
Other liabilities	(747)	(919)

Net cash provided by operating activities	48,596	113,021

Cash flows from investing activities:
Purchases of available-for-sale securities	(166,192)	(115,344)
Proceeds from sales and maturities of available-for-sale securities	149,441	64,699
Proceeds from disposition of trading securities	8,750	—
Purchases of property and equipment	(12,585)	(12,841)
Acquisition of business, net of cash acquired	(14,815)	—

Net cash used in investing activities	(35,401)	(63,486)

Cash flows from financing activities:
Proceeds from issuance of stock under stock plans	7,509	22,030
Minimum tax withholding paid on behalf of employees for restricted stock units	(2,442)	(1,673)
Tax effect from issuance of stock under stock plans	(286)	583
Purchases of treasury stock	(67,424)	(67,545)
Payoff of line of credit assumed in acquisition	(934)	—

Net cash used in financing activities	(63,577)	(46,605)

Net increase (decrease) in cash and cash equivalents	(50,382)	2,930

Cash and cash equivalents at beginning of period	203,722	160,009

Cash and cash equivalents at end of period	$153,340	$162,939

QLOGIC CORPORATION
SUPPLEMENTAL FINANCIAL INFORMATION
(unaudited — in thousands)
Net Revenues
A summary of the company’s revenue components is as follows:

	Three Months Ended		Six Months Ended
	September 27,	September 28,	September 27,	September 28,
	2009	2008	2009	2008

Host Products	$94,026	$119,667	$182,355	$240,317
Network Products	24,491	29,786	49,467	59,689
Silicon Products	9,592	15,660	16,993	31,215
Royalty and Service	3,348	6,084	5,417	8,403

	$131,457	$171,197	$254,232	$339,624

Geographic Revenues
Revenues by geographic area are presented based upon the country of destination. Net revenues by geographic area are as follows:

	Three Months Ended		Six Months Ended
	September 27,	September 28,	September 27,	September 28,
	2009	2008	2009	2008

United States	$58,537	$83,701	$119,367	$164,326
Asia-Pacific and Japan	36,470	36,493	62,727	72,425
Europe, Middle East and Africa	27,772	41,987	56,184	83,012
Rest of world	8,678	9,016	15,954	19,861

	$131,457	$171,197	$254,232	$339,624